Exhibit 99.1

GoLogiq Appoints Technology Industry Visionary and Investor, Peter Bordes, to its Board of Directors

New York, NY, Feb. 9, 2023 – GoLogiq, Inc. (OTC: GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has appointed tech industry visionary and venture investor, Peter Bordes, to its board of directors.

Bordes has been a lifelong entrepreneur with more than 30 years of executive and board experience leading private and public companies across the Fintech, AdTech, media and technology sectors. He also brings to GoLogiq extensive experience in venture investing focused on disruptive innovation.

“I’m fortunate to have known Peter for over three decades and have closely followed his amazing career,” stated GoLogiq interim CEO, Brent Suen. “I’m confident his years’ of experience and accomplishment as a venture investor, board member and business leader will bring tremendous benefits to our growth initiatives.”

Bordes commented: “I am excited to join GoLogiq at this pivotal stage in its growth and development, and particularly as its Fintech ecosystem is now poised to greatly expand from the anticipated closings of the GammaRey and NestEgg acquisitions. I’m looking forward to helping the company pursue its expansion in the U.S. and across global markets and especially helping to advance its mission of serving the large populations of the unbanked and financially underserved.”

Bordes’ appointment follows the recent appointment of Candice Beaumont to the board, and increases the board to five directors with three serving independently.

Peter Bordes Bio

For more than 30 years, Bordes has been an entrepreneur, CEO, board member, and venture investor focused on disruptive innovation in artificial intelligence, big data, fintech, cybersecurity, digital media and advertising, and blockchain technology.

Bordes is the founder and managing partner of Trajectory Capital, a later-stage investing platform and growth fund, as well as Trajectory Ventures, a venture capital platform and collective of operators, founders, and entrepreneurs focused on advancing technology and industry innovation.

He is the CEO and a board member of Trajectory Alpha Acquisition (NYSE: TCOA), a special purpose acquisition corporation focused on high growth innovative technology. He is also co-founder and managing partner of TruVest, a next generation impact real estate investment, development, and technology company.

As an active angel investor and entrepreneur mentor, Bordes has been ranked among the Top 100 Most Influential Angel Investors in the U.S. and social media. He is also serves as a mentor in the Thiel Foundation’s 20 Under 20 Fellowship program.

He currently serves as vice chairman of Ocearch.org, a non-profit world leader in scientific data related to tracking and biological studies of keystone marine species such as great white sharks. He is also chairman of Hoo.be by FNL Technologies, a leading platform for the creator economy.

His other board directorships include:

●	Beasley Broadcast Group (Nasdaq: BBGI), a public media and digital broadcast company providing music, news, sports information and entertainment to over 19 million listeners from 63 stations across the U.S.

●	Kubient (Nasdaq: KBNT), a cloud advertising platform, where he previously served as its CEO and led the company’s IPO and listing on NASDAQ.

●	Fraud.net, a leading AI powered collective intelligence fraud prevention, risk mitigation cloud infrastructure platform for the real-time economy.

Bordes previously founded and served as CEO and chairman of MediaTrust, the leading real-time performance marketing exchange. The company was recognized as the 9th fastest growing company in the U.S. in 2009. He also founded and served as member and chairman of the Performance Marketing Association, a non-profit trade association.

Bordes holds a Bachelor’s degree in communication, business and media studies from New England College.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. Visit the company at gologiq.com or follow on twitter: $GOLQ and @gologiq.

GoLogiq Safe Harbor Statement

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our ability to successfully locate and consummate any contemplated strategic transactions, our ability to successfully complete a merger or acquisition with GammaRey, Nest Egg Investments, or other entity, any approval of the merger or acquisition with Nest Egg Investments or other entity by the Financial Industry Regulatory Authority (FINRA), any regulatory approval required of Nest Egg Investment’s subsidiary BeyondTrade Securities, Inc.’s pending name change to Nest Egg Securities, Inc., the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings. The GammaRey and Nest Egg Investment transactions discussed herein are subject to mutual deliveries and other closing conditions, and neither transaction has closed as of the date of this press release.

GoLogiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GoLogiq Contact:

Brent Suen

Interim CEO

GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

GoLogiq Media & ESG Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact

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